UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 22, 2019

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California		91764
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 22, 2019, CVB Financial Corp. (the “Company”) held its 2019 Annual Meeting of Shareholders.

(b)

Each of the matters submitted to the shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the shareholders are as follows:

Proposal 1 – Election of Directors

The following nine individuals were elected to serve as directors of the Company for a one year term expiring at the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George A. Borba, Jr.	102,663,455	131,049	28,473,239
Stephen A. Del Guercio	102,338,597	455,907	28,473,239
Rodrigo Guerra, Jr.	102,329,681	464,823	28,473,239
Anna Kan	102,313,424	481,080	28,473,239
Marshall V. Laitsch	102,363,373	431,131	28,473,239
Kristina M. Leslie	102,315,687	478,817	28,473,239
Christopher D. Myers	102,688,116	106,388	28,473,239
Raymond V. O’Brien III	102,299,700	494,804	28,473,239
Hal W. Oswalt	102,332,526	461,978	28,473,239

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2019

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2019 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
130,200,064	978,967	88,712	0

Proposal 3 – A Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers (“Say-On-Pay”).

Votes For	Votes Against	Abstain	Broker Non-Votes
96,624,778	1,436,830	4,732,896	28,473,239

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)

Date: May 23, 2019	By: /s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer